UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Priority Income Fund, Inc. Pathway Energy Infrastructure Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRIORITY INCOME FUND, INC.
PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702
SUPPLEMENT TO THE
COMBINED PROXY STATEMENT
2016 Joint Annual Meeting of Stockholders
The following information supplements the combined proxy statement, or Proxy Statement, furnished in connection with the solicitation of proxies by the Boards of Directors (the “Boards” and each, the “Board”) of each of Priority Income Fund, Inc. (“Priority”) and Pathway Energy Infrastructure Fund, Inc. (“Pathway” and together with Priority, each the “Fund”), each a Maryland corporation, for use at our 2016 Joint Annual Meeting of Stockholders, or the Annual Meeting, to be held on Friday, December 2, 2016, at 12:00 p.m., Eastern Time, at 10 East 40th Street, 44th Floor, New York, New York 10016, and at any postponements, adjournments or delays thereof. Although each Fund is a separate investment company that holds an annual meeting of stockholders, the Funds’ Proxy Statements have been combined into this Proxy Statement to reduce the Funds’ expenses for soliciting proxies for the Annual Meeting. This supplement to the Proxy Statement (this "Supplement") is first being mailed to stockholders on or about October 5, 2016. THE PROXY STATEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.
This Supplement corrects the number of shareholders of record as of the record date for each Fund as included in the Proxy Statement. Each Board has fixed the close of business on September 14, 2016 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 14,065,016 shares of Priority’s common stock and 488,063 shares of Pathway’s common stock were issued and outstanding. Each share of the common stock (regardless of share class) is entitled to one vote.
To the extent that any information in this Supplement conflicts with the information in the Proxy Statement, then this Supplement shall control and shall be deemed to amend and replace such information in the Proxy Statement.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON DECEMBER 2, 2016
The following materials relating to this Proxy Statement, as applicable, are available at www.priority-incomefund.com/proxymaterials and www.pathway-energyfund.com/proxymaterials:

•	this Proxy Statement;

•	the accompanying Notice of Annual Meeting; and

•	the Funds’ Annual Reports for the fiscal year ended June 30, 2016.